EXHIBIT 32.1

Certification of Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of MCF Corporation on Form 10-Q for the three months and six months ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, D. Jonathan Merriman and John D. Hiestand, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 7, 2007

By:	/s/ D. JONATHAN MERRIMAN D. Jonathan Merriman Chairman and Chief Executive Officer

By:	/s/ JOHN D. HIESTAND John D. Hiestand Chief Financial Officer